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[Symetra logo]
			Symetra [Focus] Annuity Application
			Individual Deferred Variable Annuity				Symetra Life Insurance Company
											[777 108th Avenue NE Suite 1200]
											[Bellevue, WA 98004-5135]
											Telephone [800-796-3872]
											TTY/TDD [800-833-6388]
Product Information
Initial Purchase Payment $_________________
(Minimum: $[20,000])
________________________________________________________________________________________________________________________

Please check all that apply:

[]	Non-Qualified                           []  Qualified

  []  IRC 1035 Exchange*                  	 [] Direct Transfer*   []  Direct Rollover* [] Non-Direct Rollover*

                                                 [] IRA   []  Roth IRA  [] SEP IRA[]  SIMPLE IRA  []TSA 403(b)   []  457


*Must complete rollover, transfer, and/or exchange request form
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Owner Information (The maximum issue age is [85].)
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____________________________________________	[]Male	[]Female  []Trust
Owner's Name

__________________________________________________________________________________________________________
SSN/TIN			Birth Date			Telephone			E-Mail Address


__________________________________________________________________________________________________________
Address				City			State				Zip Code

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Joint Owner Information (The maximum issue age is [85].)
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______________________________________________________		[]	Male	[]	Female
Joint Owner's Name (Non-Qualified Only)


____________________________________________________________________________________________________________
SSN/TIN			Birth Date			Telephone			E-Mail Address

____________________________________________________________________________________________________________
Address				City			State				Zip Code

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Annuitant Information (If different from Owner. The maximum issue age is [85].)
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________________________________________________________________		[]	Male	[]	Female
Annuitant's Name -- If Different from Owner (Non-Qualified Only)

_____________________________________________________________________________________________________________
SSN/TIN			Birth Date			Telephone			E-Mail Address


_____________________________________________________________________________________________________________
Address				City			State				Zip Code

________________________________________________________________		[]	Male	[]	Female
Joint Annuitant's Name - If Different from Joint Owner (Non-Qualified Only)


______________________________________________________________________________________________________________
SSN/TIN			Birth Date			Telephone			E-Mail Address

______________________________________________________________________________________________________________
Address			City				State				Zip Code

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Beneficiaries (The percentages must total 100% for all primary beneficiaries and 100% for all contingent beneficiaries.)
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Primary	Contingent	Percentage	Name				SSN/TIN
	[]		__________	______________________________	______________________________
	[]	[]	__________	______________________________	______________________________
	[]	[]	__________	______________________________	______________________________

For additional beneficiaries, attach a separate signed and dated sheet and check here 0.  Note: A surviving
Owner will become the sole Primary Beneficiary upon the death of either Owner.

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Purchase Payments
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Purchase Payments may initially be allocated to the [Fidelity VIP Money Market Portfolio - Service Class 2]
as described in your Contract and then will be allocated according to your investment instructions, unless you have canceled the Contract.

-	For your initial Purchase Payment, indicate your investment instructions on the following page in
	"Column 1: Initial Purchase Payment".

-	For subsequent Purchase Payments, indicate your investment instructions on the following page in "Column 2:
	Subsequent Purchase Payments".
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Family Discount
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Is your spouse or domestic partner an owner (or the annuitant under a 457 plan) of this product under a separate
Contract?  []Yes   [] No    If yes, please provide their name and Contract number below:
______________________________________________
For domestic partners, please check here [] and complete the domestic partnership certification section of this application.
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Scheduled Transfers
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[]	I have read the information in the prospectus about the following scheduled transfers and would like to elect:
	[]	Dollar Cost Averaging: I elect to transfer $_______________ ([$500] minimum) from the _______________
	 Portfolio    monthly []  or quarterly [] to the Portfolios listed on the following page in "Column 3:
	Scheduled Transfers". The minimum amount of transfer into a Portfolio is [$50].

[]	Appreciation Sweep ([$10,000] minimum money market account value required): I elect to have   []
	the appreciation of the [Fidelity VIP Money Market Portfolio - Service Class 2] transferred  [] monthly
	or   [] quarterly   or  [] semi-annually or  []   annually to the Portfolios listed on the following page
	in "Column 3: Scheduled Transfers".  Appreciation sweep cannot be used to transfer money to the
	[Fidelity VIP Money Market Portfolio - Service Class 2].

[]	Portfolio Rebalancing ([$10,000] minimum contract value required): I elect to rebalance the portion of my
	contract value  []  quarterly   or   []  semiannually   or  [] annually according to the percentages
	listed on the following page in "Column 3: Scheduled Transfers".

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Optional Rider
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[] Guaranteed Minimum Death Benefit Age Extension Rider-  This rider extends the guaranteed minimum death benefit from age 75 to age 95. It is only available at the time you purchase your Contract. Once the rider is selected, it cannot be revoked. In order to select this rider, the older Owner must be under 75 years of age. There is an annual charge for this rider. See the prospectus or Contract for complete details.
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Investment Instructions
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Please indicate your investment instructions below.  You can only use whole percentages and the totals in each applicable column must equal 100%.

Column 1:	Column 2:	Column 3:
Initial 	Subsequent	Scheduled
Purchase 	Purchase	Transfers
Payment		Payments			Investment Options
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%		%		%		[Fidelity VIP Money Market Portfolio- Service Class II]
%		%		%		[Summit Lehman Aggregate Bond Index]
%		%		%		[Summit Balance Index Portfolio]
%		%		%		[Dreyfus IP Stock Index Service Shares]
%		%		%		[Summit S & P 500 Index Portfolio]
%		%		%		[Summit S & P MidCap 400]
%		%		%		[Summit Russell 2000]
%		%		%		[Summit NASDAQ- 100 Index]
%		%		%		[Summit EAFE International Index Portfolio]



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 Telephone Transfer Authorization
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[]	I/we hereby authorize Symetra to accept and act on telephone instructions from me or any person(s) listed
	below regarding the transfer of funds between investment options of my variable annuity contract.  This
	authorization will remain in effect until Symetra receives written revocation from me.

Symetra will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.
Symetra reserves the right to refuse telephone instructions from any caller when unable to confirm to Symetra's satisfaction that the caller is authorized to give those instructions.

To transfer by telephone, call Symetra at [800-SYMETRA (800-796-3872)].  All telephone calls will be recorded.  You or your authorized third party will be required to provide the identification information listed below.  Written confirmation of transfer transaction(s) will be mailed to you.

Unless otherwise indicated, this form does not permit anyone else to exercise discretionary authority to effect transactions on your behalf without obtaining your prior authorization.

FULL NAME OF AUTHORIZED THIRD PARTY:	___________________________________________________________

IDENTIFICATION INFORMATION: ___________________________________________________________________________________
				Owner's mother's maiden name		Joint Owner's mother's maiden name
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 Owner Statements and Certification (Please read and complete.)
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1.	Have you received a current prospectus?	[]	Yes	[]	No

2.	Would you like to receive a free copy of the Statement of Additional Information (SAI)?	[]Yes[]No
3.	Do you have any existing life insurance policies or annuity contracts with this or any other company?[]Yes[]No
4.	Will the annuity applied for here replace any annuity or life insurance from this or any other company?	[]Yes[]	No
	If yes, please provide the company name and policy number.

	Company Name________________________		Policy Number	_______________________________
5.	I declare that the statements and answers on this application are full, complete, and true, to the best of
	my knowledge and belief, and shall form a part of the annuity contract issued hereon.  I understand and agree
	that any fees or taxes will be deducted from my purchase payments or contract value, as applicable.

	Under penalties of perjury, I certify that the Social Security Number or Tax Identification Number listed on
	this application is correct and that I am not subject to backup withholding either because I have not been
	notified by the IRS that I am subject to backup withholding or the IRS has notified me that I am no longer
	subject to backup withholding.

	Any person who knowingly and with intent to defraud any insurance company or other person files an
	application of insurance containing any materially false information or conceals for the purpose of
	misleading information concerning any fact material thereto may be guilty of insurance fraud.

	I understand that when annuity payments are based on investment performance of the Separate Account,
	the dollar amounts cannot be predicted or guaranteed.  With this in mind, I believe that the Contract is
	consistent with my financial needs.

_____________________________________________________________________________________________________
Signature of Owner						Date


_____________________________________________________________________________________________________
Signature of Joint Owner (if applicable)			Date


_____________________________________________________________________________________________________
Signed in the City and State of


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Domestic Partnership Certification (if applicable)
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I hereby certify that I am:

	1.	At least 18 years old.
	2.	I am not married to or legally separated from anyone else, nor have had another Domestic Partner
		within the prior 6 months.
	3.    	I have shared the same residence with my domestic partner for at least six consecutive months,
		and continue to do so.
	4.	I am not a blood relative of my domestic partner.
	5.	My domestic partner and I are each other's sole life partner, and intend to remain so indefinitely.

_________________________________________________________________________________________________________________
Signature of Owner									Date

________________________________________________________________________________________________________________
Signature of Joint Owner (if applicable)						Date

Signed in the City and State of

__________________________________________________________________________________________________________________
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Agency/Agent Statements
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1.	Does the Owner have any existing life insurance policies or annuity contracts with this or any other company?
	[]	Yes	[]	No
2.	Will the annuity applied for here replace any annuity or life insurance from this or any other company?
	[]	Yes	[]	No
	If yes, I have attached the required state replacement forms, if applicable.
3.	Agency's explanation of how this Contract will serve the Owner's needs:

4.	Mail Contract directly to 	[]	Owner	[]	Agent's Office for delivery to Owner
5.	I hereby certify that the answers to the questions above are true to the best of my knowledge and belief.

________________________________________________________________________________________________________________________
Print Agent Name and Agency Name						Agent Stat #

________________________________________________________________________________________________________________________
Signature of Agent(s)					Address

_________________________________________________________________________________________________________________________
	Location/State ID #			Telephone				Date
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